                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K/A-1

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported)     August 30, 1996
                                                   ----------------------------


                           SOUTHERN MINERAL CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



                                      Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



           0-8043                                          36-2068676
   ------------------------                   ---------------------------------
   (Commission File Number)                   (IRS Employer Identification No.)



 500 Dallas Street, Suite 2800, Houston, Texas                   77002-4708
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code   (713) 658-9444
                                                        ------------------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.       FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)    Financial Statements of Businesses Acquired.

       SMC Development, L. P. was formed on January 5, 1996, to acquire minority non-operated working interests in nineteen oil and gas properties and to drill four development wells. Three of the four development wells were successfully completed and are expected to commence production in September of 1996. Financial statements of the acquired operations are not included, since historical results of operations are not material.

       (b)    Pro Forma Financial Information.

       On August 30, 1996, the Company acquired the limited partnership interest in SMC Development, L. P. for $3,000,000. The Company previously owned a 7% general partnership interest in the partnership. The partnership's assets consisted of proved producing and proved undeveloped oil and gas properties, with most of the value related to the proved undeveloped properties that were drilled in 1996.

       The pro forma condensed combined balance sheet as of June 30, 1996, presents the acquisition of the SMC Development, L. P. properties as if it had occurred at June 30, 1996, while the condensed combined statements of earnings for the twelve months ended December 31, 1995, and six months ended June 30, 1996, present the transaction as if it had occurred at January 1, 1995.

       (c)    Exhibits.

       2.1 Purchase and Sale Agreement and Assignment of Partnership Interest, dated August 30, 1996, by and between Torch Energy Finance Fund Limited Partnership I and Southern Mineral Corporation.

       2.2 Agreement Regarding Dissolution of Partnerships, dated August 30, 1996, between Southern Mineral Corporation and Diasu Oil & Gas Co., Inc.

       10.1 Amendment to Credit Agreements between Southern Mineral Corporation et al and Compass Bank-Houston dated August 30, 1996.

       99     News Release of Southern Mineral Corporation dated September 3,
              1996.

INDEX TO PRO FORMA FINANCIAL STATEMENTS


                                                                         Page Number
                                                                         -----------
       Pro Forma Condensed Consolidated Balance Sheet as of
            June 30, 1996 (Unaudited)                                         4

       Pro Forma Condensed Consolidated Statement of
            Operations for the Twelve Months Ended
            December 31, 1995 (Unaudited)                                     5

       Pro Forma Condensed Consolidated Statement of
            Operations for the Six Months Ended
            June 30, 1996 (Unaudited)                                         6

       Notes to Pro Forma Condensed Consolidated Financial                    7
            Statements for the balance Sheet as of June 30, 1996,
            The Statement of Earnings for the Twelve Months
            Ended December 31, 1995, and the Statement of
            Earnings for the Six Months Ended June 30, 1996
            (Unaudited)

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                              As of June 30, 1996
                                  (Unaudited)
                                (000's Omitted)


                                               SOUTHERN             SMC               PRO FORMA ADJUSTMENTS
                                                 MINERAL          DEVELOPMENT,                         NOTE        PRO FORMA
                                               CORPORATION           L. P.           AMOUNT          REFERENCE    CONSOLIDATED
                                             ----------------  --------------- ---------------    --------------- -------------
ASSETS
Current Assets
         Cash and cash equivalents                      $200      --                 --                                   $200

         Receivables                                   1,562              120                                            1,682

         Other                                           108               28              (28)       (2)                  108

                                             ---------------   --------------  ---------------                    ------------
         Total Current Assets                          1,870              148              (28)                          1,990
                                             ---------------   --------------  ---------------                    ------------
Property and Equipment, Net                           17,397            2,486              422        (3)               20,305

Other Assets                                           1,954      --                 --                                  1,954

                                             ===============   ==============  ===============                    ============
                                                     $21,221           $2,634             $394                         $24,249
                                             ===============   ==============  ===============                    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities                                     $419              $28        --                                   $447
         Accounts Payable
         Accrued Taxes                                   226                                                               226
                                             ---------------   --------------  ---------------                    ------------
         Total Current Liabilities                       645               28                0                             673
                                             ---------------   --------------  ---------------                    ------------
Deferred Income Taxes                                    774      --                 --                                    774

Long-term debt                                        12,900      --                     3,000        (2)               15,900

Stockholders' Equity
         Partnership Capital Contribution         --                    2,530           (2,530)       (2)                    0

         Common Stock                                     66      --                 --                                     66

         Additional Paid in Capital                    3,313      --                 --                                  3,313

         Retained Earnings                             3,576               76              (76)                          3,576
                                             ---------------   --------------  ---------------                    ------------
                                                       6,955            2,606           (2,606)       (2)                6,955

         Treasury stock                                  (53)      --                --                                    (53)
                                             ---------------   --------------  ---------------                    ------------
         Total Stockholders' Equity                    6,902            2,606           (2,606)                          6,902
                                             ---------------   --------------  ---------------                    ------------

                                                     $21,221           $2,634             $394                         $24,249
                                             ===============   ==============  ===============                    ============

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATONS
                 For the Twelve Months Ended December 31, 1995
                                  (Unaudited)
             (OOO's Omitted, except for Share and Per Share Amount)



                                             1ST QTR 1995    STONE &
                                 SOUTHERN      DIVERSE     WEBSTER OIL      TOTAL        PRO FORMA
                                 MINERAL      PRODUCTION      & GAS      PRIOR TO SMD   ADJUSTMENT
                               CORPORATION     COMPANY      OPERATIONS     PRUCHASE       AMOUNT
                               ------------- ------------- ------------- -------------  -----------
REVENUES
  Oil & Gas                          $2,044          $197        $6,585        $8,826            $0
                               ------------  ------------  ------------  ------------   -----------

EXPENSES
  Production                            656           124         2,340         3,120

  Exploration                           221             0           217           438

  Depletion & depreciation              792            51         1,789         2,632           469 (5)
                                                                                                (24)(7)
  General & administrative              702            14         1,710         2,426

  Interest                                0             0             0             0         1,363 (4)

  Other                                 117             0             0           117
                               ------------  ------------  ------------  ------------   -----------

                                      2,488           189         6,056         8,733         1,808
                               ------------  ------------  ------------  ------------   -----------

Other income (expense)                  316            53         1,982         2,351        (1,358)(8)
                               ------------  ------------  ------------  ------------   -----------

Net income (loss) before
  income taxes                         (128)           61         2,511         2,444        (3,166)

Income tax                                9             0           780           789          (557)(6)
                               ------------  ------------  ------------  ------------   -----------

Net income (loss)                     ($137)          $61        $1,731        $1,655       ($2,609)
                               ============  ============  ============  ============   ===========

Net income per share                 ($0.02)
                               ============

Weighted average shares
  outstanding                         5,701
                               ============


                                 PRO FORMA         SMC        PRO FORMA           TOTAL
                               TOTAL PRIOR TO  DEVELOPMENT,  ADJUSTMENTS        PRO FORMA
                               SMD PURCHASE       L.P.         AMOUNT          CONSOLIDATED
                               --------------  ------------  -----------      -------------
REVENUES
  Oil & Gas                           $8,826          $313            $0            $9,139
                               -------------   -----------   -----------       -----------

EXPENSES
  Production                           3,120           110                           3,230

  Exploration                            438             0                             438

  Depletion & depreciation             3,077            87                           3,164

  General & administrative             2,426             2                           2,428

  Interest                             1,363             0           248  (5)        1,611

  Other                                  117             0                             117
                               -------------   -----------   -----------       -----------

                                      10,541           199           248            10,988
                               -------------   -----------   -----------       -----------

Other income (expense)                   993             0             0               993
                               -------------   -----------   -----------       -----------

Net income (loss) before
  income taxes                          (722)          114          (248)             (856)

Income tax                               232             0             0               232
                               -------------   -----------   -----------       -----------

Net income (loss)                      ($954)         $114         ($248)          ($1,088)
                               =============   ===========   ===========       ===========

Net income per share                                                                ($0.19)
                                                                               ===========

Weighted average shares
  outstanding                                                                        5,701
                                                                               ===========

                         SOUTHERN MINERAL CORPORATION
                       PRO FORMA CONDENSED CONSOLIDATED
                           STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1996
                                 (Unaudited)
           (000's Omitted, except for Share and Per Share Amounts)



                                          SOUTHERN          SMC           PRO FORMA ADJUSTMENTS
                                           MINERAL       DEVELOPMENT,                        NOTE        PRO FORMA
                                         CORPORATION        L. P.          AMOUNT         REFERENCE      CONSOLIDATED
                                        -------------   -------------  ----------------  ------------   -------------
REVENUES
         Oil and Gas                           $5,210            $121        --                                $5,331
                                        -------------   -------------  ---------------                    -----------
EXPENSES
         Production                             1,163              68        --                                 1,231

         Exploration                               83     --                 --                                    83

         Depletion and depreciation             1,181               5               28        (5)               1,214

         General and administrative               822               1        --                                   823

         Interest                                 619     --                       124        (4)                 743

         Other                                    189     --                 --                                   189

                                        -------------   -------------  ---------------                    -----------
                                                4,057              74              152                          4,283
                                        -------------   -------------  ---------------                    -----------

Other income (expense)                            812              29        --                                   841
                                        -------------   -------------  ---------------                    -----------

Net income (loss) before
   income taxes                                 1,965              76             (152)                         1,889

Income tax                                        521     --                       (26)                           495
                                        -------------   -------------  ---------------                    -----------

Net income (loss)                              $1,444             $76            ($126)                        $1,394
                                        =============   =============  ===============                    ============

Net income per share                            $0.22                                                           $0.22
                                        =============                                                     ===========

Weighted average shares
   outstanding                                  6,465                                                           6,465
                                        =============                                                     ===========

                          SOUTHERN MINERAL CORPORATION
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (Unaudited)

Note 1: On August 30, 1996 Southern Mineral Corporation (Southern Mineral) acquired the limited partnership interest in SMC Development, L. P. For $3,000,000. Southern Mineral previously owned a 7% general partnership interest in the partnership. The partnership's assets consisted of proved producing and proved undeveloped oil and gas properties, with most of the value related to proved undeveloped properties and wells drilled in 1996, but not yet producing.

              The pro forma balance sheet presents the acquisition of the SMC Development, L. P. Limited partnership interest as if it had occurred at June 30, 1996, while the pro forma statement of operations for the six months ended June 30, 1996 and the year ended December 31, 1995 present the transaction as if it had occurred at January 1, 1995.

              These statements should be read in conjunction with the separate financial statements and notes thereto of Southern Mineral's previously filed statements. The pro forma statement of operations is not necessarily indicative of the results of operations of the Company as It may be in the future or as if it might have been had the acquisition been effective at January 1, 1995.

              Historical amounts for the 1995 statement of operations were obtained from Diasu Oil & Gas Co., Inc., the owners of the properties prior to their purchase by SMC Development, L. P. The amounts for the six months ended June 30, 1996 are from the partnership records.

Note 2: Reflects purchase of the limited partnership interest. Financing was obtained through additional long-term debt.

Note 3: Reflects adjustment of the Partnership's historical cost basis in assets to fair value.

Note 4: Reflects additional interest expense as a result of debt financing of the acquisition. The interest rate charged under the Company's debt financing was, at the Company's option, the bank's prime rate, floating or LIBOR rate plus two and one half percent.

Note 5: Reflects depreciation, depletion and amortization, including amount related to the increase in oil and gas property bases.

Note 6: Reflects reduction in income tax expense caused by reduction in pro forma earnings.

Note 7:       To eliminate amortization of goodwill of purchased entities.

Note 8:       To eliminate dividend income from subsidiary.

Note 9: Diverse Production Company data is for the first quarter of 1995, the remaining nine months of 1995 is actual DPC results consolidated with Southern Mineral Corporation.





                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           SOUTHERN MINERAL CORPORATION



February 10, 1997                          By:    /s/ James H Price
                                               --------------------------------
                                                  James H. Price
                                                  Vice President - Finance
                                                  (Chief Accounting Officer)





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